Exhibit 10.27

AMENDMENT TO LETTER AGREEMENT

This Letter Amendment, dated as of February 12, 2018, to the Letter Agreement (the “Original Agreement”), dated as of December 8, 2017, by and among WMIH Corp., a Delaware corporation (the “Company”), KKR Fund Holdings L.P. (“KKR Fund”) and KKR Wand Investors L.P. (“KKR Wand”) and together with KKR Fund and the Company, the “Original Parties”) (this “Letter Amendment”; the Original Agreement as amended by this Letter Amendment, the “Amended Agreement”) is made and entered into by and among the Original Parties, KKR Wand Investors Corporation (“KKR Wand Investors”), KKR Wand Holdings Corporation (“KKR Wand Holdings” and KKR Wand Investors and each of the Original Parties, a “Party” to this Letter Amendment, and collectively, the “Parties”).

RECITALS

WHEREAS, KKR Wand owns 200,000 shares of 5.00% Series B convertible preferred stock (the “Series B Preferred Shares”) of the Company and consented to the Amendment (as defined in the Original Agreement) to the 2018 Amended Charter (as defined in the Original Agreement);

WHEREAS, KKR Fund owns 1,000,000 shares of Series A convertible preferred stock of the Company (the “Series A Preferred Shares”), and warrants to purchase 30,700,000 shares of common stock, par value $0.00001, of the Company (“Common Stock”) at an exercise price of $1.32 per share (the “Tranche A Warrants”) and 30,700,000 shares of Common Stock at an exercise price of $1.43 per share (the “Tranche B Warrants” and together with the Tranche A Warrants, the “Warrants’) and consented to the Amendment (as defined in the Original Agreement) to the 2018 Amended Charter (as defined in the Original Agreement);

WHEREAS, in connection with the KKR Fund’s and KKR Wand’s investment in the Company, each is party to the agreements with the Company listed on Exhibit A hereto (as amended through the date hereof, the “Scheduled Agreements”);

WHEREAS, KKR Wand desires to contribute all of the shares of Series B Preferred Shares held by it to KKR Wand Investors and to assign its rights, interests, obligations and title in each of the Scheduled Agreements to which it is a party to KKR Wand Investors and to have KKR Wand Investors accept and assume such rights, interests, obligations and title (such contribution and assignments, the “KKR Wand Assignments”) and KKR Wand Investors desires to accept such securities in the Company and become party to the Agreement and the other Scheduled Agreements and assume the rights, interests, obligations and title of KKR Wand thereunder and thereto;

WHEREAS, KKR Fund desires to contribute all of the Warrants and shares of Series A Preferred Stock Shares held by it to KKR Wand Holdings and to assign its rights, interests, obligations and title in each of the Scheduled Agreements to which it is a party to KKR Wand Holdings and to have KKR Wand Holdings accept and assume such rights, interests, obligations and title (such contribution and assignments, the “KKR Fund Assignments” and together with the KKR Wand Assignments, the “Assignments”) and KKR Wand Holdings desires to accept such securities in the Company and become party to the Agreement and the other Scheduled Agreements and assume the rights, interests, obligations and title of KKR Fund thereunder and thereto;

WHEREAS, the Company has received representations and warranties from KKR Parties identified below with respect to Section 382 of the Internal Revenue Code of 1986, as amended;

WHEREAS, the Company desires to enter into an Agreement and Plan of Merger (the “Merger Agreement”) with Nationstar Mortgage Holdings Inc., a Delaware corporation (“Nationstar”) pursuant to which, among other things, the Company will acquire Nationstar;

WHEREAS, as of the date hereof, the Parties have determined to come to an agreement relating to the matters set forth in this Amendment and to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.The Company hereby acknowledges and consents to the Assignments.

2.The Company, KKR Fund and KKR Wand hereby agree that the Original Agreement is hereby amended such that from and after the date hereof, for purposes of the Amended Agreement (other than the definition of KKR Affiliate),  the terms “KKR Fund” and “KKR Wand” shall be deemed to refer, mutatis mutandis, to KKR Wand Holdings and KKR Wand Investors, respectively, and KKR Wand Holdings and KKR Wand Investors shall each be deemed a “KKR Affiliate” and a “Shareholder Party”.

3.The Company hereby repeats and reaffirms the representations, warrants and covenants made in Section 3 of the Original Agreement as of the date hereof and each of KKR Wand Holdings and KKR Wand Investors hereby repeats and reaffirms the representations and warranties made in Section 4 of the Original Agreement as of the date hereof (with references to “KKR Fund” replaced by KKR Wand Holdings and “KKR Wand” replaced by KKR Wand Investors).  Furthermore, KKR Fund, KKR Wand, KKR Wand Holdings and KKR Wand Investors each hereby represents and warrants to the Company that the Assignments will not result in (i) an “owner shift” within the meaning of Treasury Regulations Section 1.382-2T(e), or (ii) the occurrence of a “testing date” within the meaning of Treasury Regulations Section 1.3822(a)(4), in each case with respect to the Company.

4.Pursuant to Section 1 of the Original Agreement, each of KKR Fund, KKR Wand, KKR Wand Investors and KKR Wand Holdings consents to the transactions contemplated hereby and by the Merger Agreement.

5.The Company hereby acknowledges and agrees that pursuant to the Assignments, KKR Wand Holdings will succeed to the rights and obligations of KKR Fund under the Investor Rights Agreement (as defined in Exhibit A), subject to the terms and conditions set forth in such Investor Rights Agreement.

6.This Letter Amendment and the Amended Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties hereto with respect to such subject matter.

7.This Letter Amendment shall not constitute an amendment or waiver of any provision of the Original Agreement not expressly referred to in, or replaced or superseded by, this Letter Amendment. Except as expressly amended by this Letter Amendment, the Original Agreement is and shall remain in full force and effect in accordance with the terms thereof.

8.All capitalized terms used without definition in this Letter Amendment shall have the respective meanings set forth in the Original Agreement. All references in the Original Agreement and the Amended Agreement to the “Agreement” shall be deemed to be the Original Agreement as amended by this Letter Amendment.

9.The terms and provisions of Sections 6 through 10 and 13 of the Agreement are incorporated herein and shall apply mutatis mutandis to this Amendment and the Amended Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

WMIH CORP.

By:  /s/ William Gallagher
Name:  William Gallagher
Title:  CEO

[Signature Page to Amendment to Letter Agreement with KKR]

KKR Wand Investors L.P.

By:  /s/ Tagar Olson
Name: Tagar Olson
Title:

[Signature Page to Amendment to Letter Agreement with KKR]

KKR Fund Holdings L.P.

for itself and as attorney-in-fact for and on

By:  /s/ David J. Sorkin
Name:  David J. Sorkin
Signed February 11, 2018

[Signature Page to Amendment to Letter Agreement with KKR]

KKR Wand Investors Corporation

By:  /s/ Tagar Olson
Name: Tagar Olson
Title:  Director

[Signature Page to Amendment to Letter Agreement with KKR]

KKR Wand Holdings Corporation

By:  /s/ Chris Harrington
Name: Chris Harrington
Title:  Director

[Signature Page to Amendment to Letter Agreement with KKR]

Exhibit A

Amended Agreement

Investor Rights Agreement, dated January 30, 2014, between WMIH Corp., KKR Fund Holdings L.P. and any subsequent stockholder party (the “Investor Rights Agreement”).

Registration Rights Agreement, dated January 5, 2015, among WMIH Corp., Citigroup Global Markets Inc., KKR Capital Markets LLC and KKR Wand Investors, as amended

Investment Agreement, dated January 30, 2014, by and among WMI Holdings Corp., KKR Fund Holdings LP. and KKR Management Holdings L.P.

Tranche A Warrant issued January 30, 2014

Tranche B Warrant issued January 30, 2014

[Exhibit A]